UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2007

BPI Energy Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	001-32695	75-3183021

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30775 Bainbridge Road, Suite 280, Solon, Ohio	44139

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 248-4200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 30, 2007, the Board of Directors of BPI Energy Holdings, Inc. (the “Company”) appointed James E. Craddock as a member of the Board, effective immediately. Mr. Craddock is the Company’s Chief Operating Officer. Mr. Craddock will not serve on any Board committees at this time. There is no arrangement or understanding between Mr. Craddock and any other persons pursuant to which Mr. Craddock was elected as a director. Mr. Craddock has no reportable transactions under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPI Energy Holdings, Inc.
By:	/s/ Randy L. Elkins
Randy L. Elkins
Controller and Acting Chief Financial Officer

Date: February 2, 2007